PFM MULTI-MANAGER SERIES TRUST PFM MULTI-MANAGER DOMESTIC EQUITY FUND SUMMARY PROSPECTUS January 28, 2019 Share Class Ticker Symbol Advisor* N/A Institutional N/A R* N/A The Classes listed above with an asterisk (*) have not yet commenced operations as of the date of this Summary Prospectus. Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pfm.com/multiassetfunds. You can also get this information at no cost by calling 1.833.PFM.MMST (1.883.736.6678). The Fund’s prospectus and statement of additional information, each dated January 28, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website or phone number noted above. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1.833.PFM.MMST (1.883.736.6678) or by contacting your financial intermediary (such as a broker-dealer or bank). You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-833-PFM-MMST (1.883.736.6678) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective

The PFM Multi-Manager Domestic Equity Fund (the “Domestic Equity Fund”) seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Domestic Equity Fund.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%	0.29%	0.29%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.26%[1]	0.26%	0.26%[1]

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.56%	0.56%	0.56%
Fee Waiver or Expense Reimbursement[2]	(0.17%)	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses after Fee Waiver or Expense Reimbursement	0.39%	0.39%	0.39%

[1]	“Other Expenses” for Advisor Class and Class R are based on estimated amounts for the current fiscal year.

[2]	PFM Asset Management LLC (“PFM” or the “Adviser”) has contractually agreed to limit the amount of the Domestic Equity Fund’s total annual fund operating expenses, exclusive of Rule 12b-1 or similar marketing and distribution-related fees; interest and tax expenses; leverage; dividends and interest on short positions; brokerage commissions; expenses incurred in connection with any merger, liquidation or reorganization; extraordinary or non-routine expenses such as litigation; and acquired fund fees and expenses, to 0.38% of the Domestic Equity Fund’s average daily net assets, through January 28, 2020. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Domestic Equity Fund, upon sixty (60) days’ written notice to the Adviser. The expense limitation agreement may not be terminated during its term by the Adviser without the consent of the Board of Trustees of the Trust. The Adviser will be permitted to recoup fees waived or expenses paid pursuant to the expense limitation agreement to the extent that the Domestic Equity Fund’s expenses in later periods fall below the amounts set forth above, so long as the recoupment is within three years from the date on which the fees were waived or expenses paid. The total amount of reimbursement to which the Adviser may be entitled shall not exceed an amount that would cause a share class to exceed its expense cap in place at the time the advisory fees were waived or expenses were incurred, or the expense cap currently in place, whichever is less.

Example. This Example is intended to help you compare the costs of investing in the Domestic Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Domestic Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Domestic Equity Fund’s operating expenses remain the same, and reflect the contractual expense limitation arrangement in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$40	$163	$297	$687
Institutional Shares	$40	$163	$297	$687
Class R Shares	$40	$163	$297	$687

Portfolio Turnover

The Domestic Equity Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Domestic Equity Fund’s performance. During the period from December 29, 2017 (commencement of operations) through September 30, 2018, the Domestic Equity Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

In seeking long-term capital appreciation, the Domestic Equity Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. based companies, and in derivatives and other instruments that have economic characteristics similar to such securities. Companies are considered to be U.S. based if they are organized under the laws of the United States, have a principal office in the United States, or have their principal securities market in the United States.

The Domestic Equity Fund’s investments in equity securities are expected to consist primarily of common stocks, including initial public offerings (“IPOs”) of U.S. based companies, but may also include preferred stocks of such companies. The Domestic Equity Fund may also invest in foreign equity securities and depositary receipts.

The Domestic Equity Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.

The Domestic Equity Fund will utilize a “multi-manager” approach whereby the Adviser allocates the Domestic Equity Fund’s assets to one or more sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the Domestic Equity Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser will manage its portion of the Domestic Equity Fund’s assets in a manner consistent with the Domestic Equity Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the Domestic Equity Fund’s investments, and for selecting and overseeing the Domestic Equity Fund’s sub-advisers. Not all of the sub-advisers listed for the Domestic Equity Fund may be actively managing assets for the Domestic Equity Fund at all times, particularly in the initial stages of the Domestic Equity Fund. The Adviser also has discretion to manage directly all or a portion of the Domestic Equity Fund. The principal investment strategies that will be employed by the Domestic Equity Fund include the following:

•	All-Capitalization. The all-capitalization strategies invest in common stocks of any capitalization size that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Certain all-capitalization strategies are expected to have a tilt toward large-capitalization companies, or a tilt toward mid-/small-capitalization companies. The Domestic Equity Fund expects to allocate up to 50% of its assets to all-capitalization strategies.

•	Large-Capitalization. The large-capitalization strategies invest in common stocks of large-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund’s large-capitalization strategies define a large-capitalization company as having a market capitalization of greater than $15 billion or is a constituent of the Russell 1000 or S&P 500 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 40% of its assets to large-capitalization strategies.

•	Mid-Capitalization. The mid-capitalization strategies invest in common stocks of mid-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund’s mid-capitalization strategies define a mid-capitalization company as having a market capitalization of greater than $5 billion but less than $15 billion or is a constituent of the Russell Mid Cap or S&P 400 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 30% of its assets to mid-capitalization strategies.

•	Small-Capitalization. The small-capitalization strategies invest in common stocks of small-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund’s small-capitalization strategies define a small-capitalization company as having a market capitalization of less than $5 billion or is a constituent of the Russell 2000 or S&P 600 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 30% of its assets to small-capitalization strategies.

•	Index Replication. The index replication strategies involve investing in stocks in approximately the same proportion as they are represented in the Russell 3000® Index. The Domestic Equity Fund’s index replication strategies use a replication approach whereby the sub-adviser generally seeks to hold all securities in the index at approximately the same weight as the index. From time to time, the Adviser may direct the sub-adviser(s) responsible for the index replication strategy, or the Adviser itself may seek, to over-weight or under-weight certain segments of the U.S. equity market and deviate from fully tracking the index in an attempt to outperform the Index. The Adviser or sub-adviser may utilize securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing. The Domestic Equity Fund expects to allocate between 30% and 80% of its assets to index replication strategies.

Each of the all-capitalization, large-capitalization, mid-capitalization, and small-capitalization strategies are constructed using either a fundamental bottom-up investment process, which includes consideration of a company’s intrinsic or fair value, or quantitative strategies where the sub-adviser(s) rank stocks based on certain factors. These factors may include, but are not limited to, measures quantifying historical and forecasted valuations as compared to earnings, sales, and book value; quality measures such as cash on the balance sheet, earnings momentum, and debt to equity; and measures of market sentiment such as share price momentum or short interest.

When determining the allocations and reallocations to a sub-adviser, the Adviser employs a strategic and tactical management approach, and will consider a variety of factors, including but not limited to the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Domestic Equity Fund.

The Domestic Equity Fund may seek to implement its investment strategies through investments in exchange-traded funds (“ETFs”) and other registered investment companies instead of direct investments. The Domestic Equity Fund may invest up to 20% of its assets in derivatives, ETFs, and other registered investment companies.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the Domestic Equity Fund, and the Fund’s performance could lag that of other investments. The Domestic Equity Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The Domestic Equity Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.

Depositary Receipts Risk involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Domestic Equity Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Focus Risk is the risk that to the extent the Domestic Equity Fund’s investment strategy leads to sizable allocations to a particular market, sector or industry, the Domestic Equity Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Domestic Equity Fund’s shares.

Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Domestic Equity Fund’s investments and its returns. Because the Domestic Equity Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Domestic Equity Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Domestic Equity Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), may result in the Domestic Equity Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Domestic Equity Fund’s investments to decline.

Indexing Risk is the risk that because a portion of the Domestic Equity Fund follows an index replication strategy, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Domestic Equity Fund’s portfolio. Ordinarily, a sub-adviser using an index replication strategy will not sell the Domestic Equity Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the index, or as may be necessary to raise cash to pay Domestic Equity Fund shareholders who sell Fund shares. As such, the Domestic Equity Fund will be negatively affected by declines in the securities represented by the index. Also, there is no guarantee that a sub-adviser using an index replication strategy will be able to match the Domestic Equity Fund’s performance to that of the index. A sub-adviser may not be able to match the performance of the index it is seeking to replicate for a variety of reasons, such as expenses that the Fund has that the Index does not have. The Domestic Equity Fund’s assets are also subject to management risk, further described below.

Investment Company Risk is the risk that shareholders in the Domestic Equity Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Domestic Equity Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Domestic Equity Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.

IPO Risk is the risk that the prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may lack publicly available information and may have less experienced management or limited operating histories.

Large-Capitalization Stock Risk is the risk that large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

Management Risk is the risk that a strategy used by the Domestic Equity Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the sub-advisers may cause unintended results.

Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the Domestic Equity Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Mid- and Small-Capitalization Stock Risk is the risk that stocks of mid- and small-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-and small-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Multi-Manager Risk is the risk that the sub-advisers’ investment styles will not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the Domestic Equity Fund. The Domestic Equity Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the Domestic Equity Fund’s assets to the sub-advisers. The Domestic Equity Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the Domestic Equity Fund’s multi-manager approach may result in the Domestic Equity Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Domestic Equity Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Domestic Equity Fund.

Preferred Securities Risk includes issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

Performance

The following performance information provides some indication of the risks of investing in the Domestic Equity Fund. The bar chart below shows the annual total returns of the Domestic Equity Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the Domestic Equity Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the Domestic Equity Fund will perform in the future. Updated performance information for the Domestic Equity Fund is available toll free by calling 1-833-PFM-MMST (1-883-736-6678) or by visiting our website at www.pfm.com/multiassetfunds.

Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

*	The Domestic Equity Fund commenced operations on December 29, 2017. Implementation of the investment strategy began on May 16, 2018. All assets were held in cash equivalents in the interim between inception (December 29, 2017) and implementation.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.75%	3Q/2018
Lowest Return	-13.63%	4Q/2018

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. They are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and redemptions may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Domestic Equity Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ended December 31, 2018

Domestic Equity Fund	1 Year	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	-7.07%	-7.01%
Return After Taxes on Distributions	-7.30%	-7.25%
Return After Taxes on Distributions and Sale of Fund Shares	-4.04%	-5.36%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-5.24%	-5.25%

Management

Investment Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:

PFM Asset Management LLC	Marc Ammaturo is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Alex Gurvich is a Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2018
	Biagio Manieri, CFA is the Managing Director of Multi-Asset Class Strategies of the Adviser and serves as current Chairman of PFM's Multi-Asset Class Investment Committee.	2017
	Surya Pisapati, CFA is a Senior Research Analyst for the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	John Spagnola is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Mark Yasenchak, CFA is a Director of the Adviser and a member PFM’s Multi-Asset Class Investment Committee.	2017

Sub-Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:

Champlain Investment Partners, LLC	Scott Brayman,CFA, Portfolio Manager and Chief Investment Officer.	2017
	Corey Bronner, CFA, Senior Member of Investment Team and Partner.	2017
	Joseph Caligiuri, CFA, Senior Member of Investment Team and Partner.	2017
	Joseph Farley, Senior Member of Investment Team and Partner.	2017
	Erik Giard-Chase, CFA, Senior Member of Investment Team and Partner.	2017
	Robert Hallisey, Senior Member of Investment Team and Partner.	2017
	Andrew Hanson, CFA, Senior Member of Investment Team and Partner.	2017
	Courtney Willson, Senior Member of Investment Team.	2018

Sub-Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:
Nuance Investments, LLC	Scott Moore, CFA, President and Chief Investment Officer.	2017
	Chad Baumler, CFA, Vice President and Co-Portfolio Manager.	2017

SSGA Funds Management, Inc.	Eric J. Villiott, CFA, CFP, Vice President of SSGA and a Senior Portfolio Manager.	2018
	Karl Schneider, CAIA, Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions in the Americas.	2017
	Philip Lee, CFA, Vice President of SSGA and a Senior Portfolio Manager.	2017
	Michael Martel, Managing Director of SSGA and Head of Portfolio Management in the Americas for the Investment Solutions Group	2017
	Charles McGinn, Vice President of SSGA and a Senior Portfolio Manager.	2017

Vaughan Nelson Investment Management, L.P.	Scott J. Weber, CFA, CPA, Senior Portfolio Manager.	2017
	Chris D. Wallis, CFA, Senior Portfolio Manager.	2017

Jacobs Levy Equity Management, Inc.	Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research.	2019
	Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research.	2019

Not all of these sub-advisers may manage assets of the Domestic Equity Fund at all times.

Buying and Selling Fund Shares

You may purchase or sell (redeem) shares by making a request of the Domestic Equity Fund (the “Fund”) in writing to PFM Multi-Manager Series Trust, c/o State Street Bank and Trust Company, Attn: Transfer Agent, One Heritage Drive, Mail Code: OHD, North Quincy, Massachusetts 02171, or by telephone at 1-833-PFM-MMST (1-883-736-6678). You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Advisor Class	Institutional Class	Class R
Minimum Initial Investment	$25,000	$1,000,000	$1,000

Minimum Additional Investment	$0	$0	$0

Tax Information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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